HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042          HV-6779 - PremierSolutions Standard (Series A-II)

333-72042          HV-6775 - PremierSolutions Cornerstone (Series II)

333-151805        HV-6778 - Premier Innovations(SM) (Series II)

333-151805        HV-6777 - Hartford 403(b) Cornerstone Innovations

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Supplement dated June 14, 2016 to your Prospectus

The following supplemental information should be read in conjunction with the Prospectus dated May 2, 2016 for your Contract.

NOTICE OF MONEY MARKET SUB-ACCOUNT REALLOCATION

On or about August 25, 2016 (the “Reallocation Date”), we will reallocate any Contract value in each “Existing Money Market Sub-Account” listed below to the corresponding “Replacement Money Market Sub-Account” (the “Reallocation”), and each Existing Money Market Sub-Account will be eliminated as an investment option under the Contracts:

Existing Money Market Sub-Account	Replacement Money Market Sub-Account
American Century Prime Money Market Fund – Class A Shares	American Century U.S. Government Money Market Fund – Class A Shares
JPMorgan Prime Money Market Fund – Reserve Shares	JPMorgan U.S. Government Money Market Fund – Reserve Shares

The underlying money market funds held by the Existing Money Market Sub-Accounts have made certain operational changes, including amending their redemption procedures to provide for the ability to temporarily suspend redemptions and/or impose certain liquidity fees that are not consistent with the operation of the Contracts.

The Existing Money Market Sub-Accounts are currently available investment options under the Contracts for Plans and Participants with an existing balance in the applicable Sub-Account. The Existing Money Market Sub-Accounts will continue to be available until the Reallocation Date for investment by such Plans and Participants. On the Reallocation Date, we will transfer any Contract value in an Existing Money Market Sub-Account to its corresponding Replacement Money Market Sub-Account. The Reallocation will take place at relative net asset value determined on the Reallocation Date.

The Reallocation will not affect your Participant Account value. There will be no tax consequences as a result of the Reallocation. The redemption and repurchase necessary to effectuate the Reallocation will not be counted toward the number of Sub-Account transfers permitted under the Sub-Account transfer restrictions described in your Prospectus.

Please note the following information regarding your Sub-Account transfer rights:

•                 From the date of this Supplement until the Reallocation Date, Contract Owners and Participants may make one transfer of Participant Account value allocated to the Existing Money Market Fund Sub-Account to any other Sub-Account available under your Plan’s Contract without the transfer counting toward the number of Sub-Account transfers permitted under the Sub-Account transfer restrictions described in your Prospectus.

•                 Likewise, for a period of sixty (60) days after the Reallocation Date, Contract Owners and Participants may make one transfer of Participant Account value allocated to the Replacement Money Market Fund Sub-Account to any other Sub-Account available under your Plan’s Contract without the transfer counting toward the number of Sub-Account transfers permitted under the Sub-Account transfer restrictions described in your Prospectus.

•                 Because we have waved the transfer fee under the Contract, no transfer fee will apply to any such transfers.

•                 Except as described in any market timing/short-term trading provisions of the Prospectus, and except for the restrictions on transfers to the General Account option from a competing fund Sub-Account as described in the General Account Option Transfers Section of the Prospectus, we will not exercise any additional rights we may have under the Contracts to impose restrictions on transfers between the Sub-Accounts, including limitations on the future number of transfers, for a period beginning on the date of this Supplement through 60 days after the Reallocation Date.

•                 On the Reallocation Date, any Contract value remaining in an Existing Money Market Fund Sub-Account will be reallocated to its corresponding Replacement Money Market Fund Sub-Account and the Existing Money Market Sub-Account will be eliminated as an investment option under the Contracts.

Contract Owners and Participants will not incur any fees or charges or any tax liability because of the Reallocation and Participant Account values immediately after the Reallocation will equal Participant Account values immediately before the Reallocation.

If you are a Participant in a Plan with an existing balance in an Existing Money Market Fund Sub-Account, a summary prospectus for the underlying money market fund held by the applicable corresponding Replacement Money Market Fund Sub-Account in your Contract has been sent to you in conjunction with this Supplement. Read the prospectus carefully before making any investment decision with respect to your Participant Account values that are allocated to the Existing Money Market Fund Sub-Account.

Further, certain administrative programs will be affected by the Reallocation. Specifically:

•                 Dollar Cost Averaging (DCA), Asset Rebalancing and other administrative programs:  If you are enrolled in a DCA or an asset rebalancing program, or another administrative program that includes the Existing Money Market Fund Sub-Account, you may terminate your current allocation instructions and provide new allocation instructions prior to the Reallocation Date. If you do not provide new allocation instructions, your enrollment will be terminated at the close of business on the Reallocation Date.

•                 Contribution Allocation Instructions: If you are a Participant in a Plan with an existing balance in the Existing Money Market Fund Sub-Account, and you have Contribution allocation instructions on file for your Participant Account that include the Existing Money Market Fund Sub-Account, you may change those allocation instructions by providing new allocation instructions at any time. If you do not provide new allocation instructions, your Contribution allocation instructions on file will automatically be updated to replace the Existing Money Market Fund Sub-Account with the Replacement Money Market Fund Sub-Account at the close of business on the Reallocation Date.

This Supplement Should Be Retained With Your Prospectus For Future Reference.